Exhibit 31.4

CERTIFICATION PURSUANT TO SECURITIES AND EXCHANGE ACT OF 1934 RULE
13a -14(a) AS ADOPTED PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF
2002

I, Nicholas Sinigaglia, certify that:

1.	I have reviewed this amendment no. 1 to the annual report on Form 10-K for the year ended December 31, 2006 of Smart Online, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By: /s/ Nicholas A. Sinigaglia
Nicholas Sinigaglia
Principal Financial Officer
Date: April 30, 2007	and Principal Accounting
Officer